Subsequent Events	6 Months Ended
Jun. 30, 2023
Subsequent Events [Abstract]
Subsequent Events
15.	Subsequent Events

On July 6, 2023, the Company paid a dividend of $667 (Note 10).

On August 1, 2023, the Company took delivery of the vessel Synthesea. The transaction was financed by a bareboat charter (Note 9) and two cash payments of $3,500 each, one on the signing of the bareboat charter agreement and the other upon commencement of the bareboat charter.

On August 3, 2023, the Company announced a regular quarterly dividend of $0.075 per share for the second quarter of 2023, payable on or about October 6, 2023 to all shareholders of record as of September 22, 2023.

On August 9, 2023, the Company entered into a deed of accession, amendment and restatement of the August 2022 Entrust Facility pursuant to which Exelixsea Maritime Co. acceded thereto as borrower. Under the terms of the amended agreement, the $15,000 tranche secured by the Epanastasea shall remain blocked in favor of the security agent for the period from the vessel’s delivery to her new owners until the acquisition of the Santa Barbara tbr Exelixsea. In addition, the fixed interest rate was amended to 9.00% per annum as of the time of the Epanastasea’s delivery to her new owner.

On August 10, 2023, the Company sold the Epanastasea to an unaffiliated third-party for a gross sale price of $37,500. The estimated gain on the sale is expected to be approximately $12,000.